EXHIBIT 10.4
                               TIMOTHY L. ASHBURN

                                    AGREEMENT

     THIS AGREEMENT ("Agreement"), effective and entered into as of the 18th day of February 2004, by and among Unified Financial Services, Inc., a Delaware corporation with corporate offices in Lexington, Kentucky ("Unified Financial"), Unified Trust Company, National Association, a limited purpose national trust company, Unified Fund Services, Inc., a Delaware corporation, Unified Financial Securities, Inc., an Indiana corporation, Fiduciary Counsel, Inc., a Delaware corporation, Commonwealth Premium Finance Corporation, a Kentucky corporation, Unified Insurance Managers, Inc., a Kentucky corporation, Unified Employee Services, Inc., a Delaware corporation, and Equity Insurance Managers of Illinois, LLC, an Illinois limited liability company (collectively with Unified Financial, the "Unified Entities"), on the one hand, and Timothy L. Ashburn, a resident of the Commonwealth of Kentucky ("Executive"), on the other hand. Each party acknowledges and agrees that it is receiving consideration for its execution of this Agreement by way of the releases granted by Executive hereunder and under that certain letter agreement of Executive, dated as of February 18, 2004, which letter is incorporated herein and made a part hereof.

     1. Each Unified Entity agrees that it will not denigrate, defame, disparage or cast aspersions upon Executive to anyone, whether in its employ or elsewhere. In particular, each Unified Entity agrees not to make any derogatory statements about Executive to employees, stockholders, customers, competitors, suppliers, regulatory authorities, members of the public, members of the media or any other person, nor shall any Unified Entity harm or in any way adversely affect Executive's reputation. Each Unified Entity further agrees that it will not make any disparaging remarks about Executive or undertake any conduct, activity, communication, or conversation that is intended to interfere with Executive's ability to obtain employment in the future, and will instruct Weaver H. Gaines, Philip L. Conover, John S. Penn, Gregory W. Kasten, Jack R. Orben, and Thomas G. Napurano and inform Alice T. Kane of its obligations under this letter. Nothing in this paragraph shall prevent Unified Financial and/or any Unified Entity from giving truthful testimony or information to law enforcement entities, administrative agencies or courts or in any other legal proceedings as required by law.

     2. Executive hereby agrees that he will not denigrate, defame, disparage or cast aspersions upon Unified Financial or the Unified Entities or individuals associated with Unified Financial to anyone, whether in Unified Financial's employ or elsewhere. Nothing contained in this paragraph shall prevent Executive from giving truthful testimony or information to law enforcement entities, administrative agencies or courts or in any other legal proceedings as required by law.

     3. Unified Financial hereby agrees that it will indemnify Executive (including payment of expenses in advance of final disposition of any proceeding) to the fullest extent permitted by the laws of Delaware and Unified Financial's Amended and Restated Certificate of Incorporation, as amended, and bylaws as in effect on February 29, 2004, or as subsequently liberalized thereafter; and Executive shall be entitled to the protection of any insurance policies Unified Financial elects to maintain for the benefit of its directors and officers against all costs, charges, and expenses whatsoever incurred by Executive in connection with any action, suit, or proceeding to which Executive may be made a party by reason of Executive being or having been a director, officer, or employee of Unified Financial and/or any other Unified Entity, in accordance with the terms of such policies.

     4. This Agreement shall be binding upon and inure to the benefit of Executive and the Unified Entities, and Executive's heirs, administrators, representatives and executors, and the successors and assigns of the Unified Entities. This Agreement shall be governed by the internal laws of the Commonwealth of Kentucky, without reference to its conflict of laws principles. This Agreement (including the letter incorporated herein by reference) constitutes the entire agreement between and among the parties hereto, and supersedes all prior agreements and understandings, executed between or among the parties with respect to or arising out of Executive's employment relationship with the Unified Entities. Separate copies of this document shall constitute original documents, which may be signed separately but which together will constitute one single agreement. The parties hereto shall be entitled to rely on each other's original signatures or facsimile signatures. This Agreement will not be binding on any party, however, until signed by all parties and parties' representatives.


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     IN WITNESS  WHEREOF,  Unified  Financial,  Executive  and each of the other
Unified Entities has executed this Agreement on the date written opposite their authorized signature.


Date:__________________________             /s/ Timothy L. Ashburn
                                            ------------------------------------------------------------
                                            Timothy L. Ashburn


Date:                                       UNIFIED FINANCIAL SERVICES, INC.
     -------------------------------


                                            By:/s/ John S. Penn
                                              -----------------------------------------------------------
                                              John S. Penn, President and Chief
                                              Executive Officer

Date:                                       UNIFIED FUND SERVICES, INC.
     -------------------------------


                                            By:/s/ Thomas G. Napurano
                                              ------------------------------------------------------------
                                              Thomas G. Napurano, Executive
                                              Vice President

Date:                                       UNIFIED TRUST COMPANY, N.A.
     -------------------------------


                                            By:/s/ Jack H. Brown
                                              -------------------------------------------------------------
                                              Jack H. Brown, Chief Financial Officer

Date:                                        UNIFIED FINANCIAL SECURITIES, INC.
     ---------------------------------


                                            By:/s/ Thomas G. Napurano
                                               -----------------------------------------------------------
                                               Thomas G. Napurano,  Vice President


Date:                                       FIDUCIARY COUNSEL, INC.
     -------------------------------


                                            By:/s/ Thomas G. Napurano
                                              ------------------------------------------------------------
                                              Thomas G. Napurano, Treasurer


Date:                                       COMMONWEALTH PREMIUM FINANCE CORPORATION
     --------------------------------


                                            By:/s/ Jack H. Brown
                                               ----------------------------------------------------------
                                                Jack H. Brown, Vice President


Date:                                        UNIFIED INSURANCE MANAGERS, INC.
     --------------------------------


                                            By:/s/ John S. Penn
                                               ------------------------------------------------------------
                                               John S. Penn, President

                                       -3-
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Date:                                       UNIFIED EMPLOYEE SERVICES, INC.
     -------------------------------


                                            By:/s/ John S. Penn
                                              --------------------------------------------------------------
                                              John S. Penn, President


Date:                                       EQUITY INSURANCE MANAGERS OF
     -------------------------------               ILLINOIS, LLC


                                            By:/s/ John S. Penn
                                               --------------------------------------------------------------
                                                John S. Penn, Manager



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